Exhibit 99.2

Brookfield Asset Management Ltd. (the “Corporation”) Annual and Special Meeting May 7, 2026 at 2:30 p.m. (New York time) Brookfield Place, 225 Liberty Street, 10th Floor, New York, NY (the “Meeting”) Proxy Voting – Guidelines and Conditions 1. THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. 2. THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING. 3. If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose. 4. This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the meeting or any adjournment or postponement thereof. 5. The securityholder has a right to appoint a person or company to represent the securityholder at the meeting other than the person or company designated in the form of proxy. Such right may be exercised by inserting, on the reverse of this form, in the space labeled “Please print appointee name”, the name of the person to be appointed, who need not be a securityholder of the Corporation. 6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Corporation. 7. To be valid, this proxy must be filed using one of the Voting Methods and must be received by TSX Trust Company before the Filing Deadline for Proxy, noted on the reverse or in the case of any adjournment or postponement of the meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the meeting in their discretion, and the Chair is under no obligation to accept or reject any particular late proxy. 8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory’s power to sign the proxy. 9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol. Electronic Delivery If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so: 1. After you vote online at https://www.meeting-vote.com using your 13-digit control number. 2. Through TSX Trust’s online portal, Investor Central. You may log in or enroll at services.tsxtrust.com/edelivery For assistance, please contact TSX TRUST INVESTOR SERVICES. Mail: 301 - 100 Adelaide Street West Toronto, ON, M5H 4H1 Tel: 1-800-387-0825 or 416-682-3860 Email: shareholderinquiries@tmx.com Investor Central TSX Trust Company offers at no cost to holders, the convenience of secure 24- hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions. To register, please visit: https://www.tsxtrust.com/icreg and complete the registration form. VOTING METHOD INTERNET Go to https://www.meeting-vote.com and enter the 13 digit control numbers above SCAN AND EMAIL proxyvote@tmx.com TELEPHONE 1-888-489-7352 MAIL or HAND DELIVERY TSX Trust Company BY MAIL: Proxy Department, P.O. Box 721, Agincourt, ON M1S 0A1 BY HAND: 301 - 100 Adelaide Street West, Toronto, Ontario, M5H 4H1 Notice-and-Access The Canadian securities regulators have adopted rules which permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of material. This process provides the option to post meeting related materials including management information circulars as well as annual financial statements and management's discussion and analysis, on a website in addition to EDGAR and SEDAR+. Under notice-and-access, meeting related materials will be available for viewing for up to 1 year from the date of posting and a paper copy of the material can be requested at any time during this period. Disclosure regarding each matter or group of matters to be voted on is set out in the Management Information Circular (the "Circular") of the Corporation dated March 23, 2026 in the section with the same title as each resolution on the reverse. You should review the Circular before voting. Brookfield Asset Management Ltd. has elected to utilize notice-and-access and provide you with the following information: Meeting materials are available electronically at www.sec.gov/edgar, www.sedarplus.ca and also at https://bam.brookfield.com. If you wish to receive a paper copy of the meeting materials or have questions about notice-and-access, please call 1-866-989-0311 or e-mail bam.enquiries@brookfield.com. In order to receive a paper copy in time to vote before the meeting, your request should be received by April 21, 2026.

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES Brookfield Asset Management Ltd. (the “Corporation”) Annual and Special Meeting May 7, 2026 at 2:30 p.m. (New York time) Brookfield Place, 225 Liberty Street, 10th Floor, New York, NY SECURITY CLASS: CLASS A RECORD DATE: March 10, 2026 FILING DEADLINE FOR PROXY: May 5, 2026 at 5:00 p.m. (New York time) The undersigned hereby appoints Olivia (Liv) Garfield, whom failing Cyrus Madon (the “Management Nominees”), or instead of any of them, the following Appointee as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below. APPOINTEES Please print appointee name FORM OF PROXY (“PROXY”) Signature of registered owner(s) Date (MM/DD/YYYY) This proxy revokes and supersedes all earlier dated proxies and MUST BE SIGNED PLEASE PRINT NAME - SEE VOTING GUIDELINES ON REVERSE - 1. Election of Directors FOR WITHHOLD a) Barry Blattman b) Angela F. Braly c) Marcel R. Coutu d) Scott Cutler e) Bruce Flatt f) Olivia (Liv) Garfield g) Nili Gilbert h) Keith Johnson i) Bruce Karsh j) Brian W. Kingston k) Cyrus Madon l) Diana Noble 2. Appointment of Auditor FOR WITHHOLD Appointment of Deloitte LLP as Auditor of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. 3. Advisory Resolution on Approach to Executive Compensation FOR AGAINST Approval of the Say on Pay Resolution set out in the Circular. 4. Adoption of a New Management Share Option Plan FOR AGAINST Approval of the 2026 Management Share Option Plan Resolution set out in the Circular. 5. Amendments to Escrowed Stock Plan FOR AGAINST Approval of the Escrowed Stock Plan Amendment Resolution set out in the Circular. Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and Management’s Discussion and Analysis. You may also go to TSX Trust’s website at services.tsxtrust.com/financialstatements and input code 1086. Check this box if you wish to receive the selected financial statements electronically or visit services.tsxtrust.com/edelivery to enroll. (optional on the Issuer providing via email) By providing my email address, I hereby acknowledge and consent to all provisions outlined in the following: www.tsxtrust.com/consent-to-electronic-delivery EMAIL